EXHIBIT 32

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the quarterly report of Imperial Petroleum, Inc. (the “Company”) on Form l0-Q for the quarter ended January 31, 2009, Jeffrey T. Wilson hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

SARBANES - OXLEY Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2009	By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson,
President & CEO